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                                                                   EXHIBIT 10.30

                             AMENDMENT TO AGREEMENTS

      This AMENDMENT TO AGREEMENTS (this "Amendment"), dated as of May 20, 2005 is among the lending institutions from time to time party to the Loan Agreement (as defined below) (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as "Lenders"), BANK OF AMERICA, N.A., as administrative agent and as collateral agent for the Lenders (in its capacity as administrative agent and collateral agent, the "Agent"), AMERICAN COMMERCIAL LINES LLC, a limited liability company formed under the laws of Delaware (referred to hereinafter as "ACL"), JEFFBOAT LLC, a limited liability company formed under the laws of Delaware ("Jeffboat"), AMERICAN COMMERCIAL TERMINALS LLC, a limited liability company formed under the laws of Delaware (referred to hereinafter as "Terminals"), HOUSTON FLEET LLC, a limited liability company formed under the laws of Delaware (referred to hereinafter as "Houston"), AMERICAN COMMERCIAL BARGE LINE LLC, a limited liability company formed under the laws of Delaware (referred to hereinafter as "ACBL"), and LOUISIANA DOCK COMPANY LLC, a limited liability company formed under the laws of Delaware (referred to hereinafter as "Dock"; and together with ACL, Jeffboat, Terminals, ACBL and Houston, each, individually a "Borrower" and collectively, the "Borrowers") and each of the other Obligated Parties (as defined in the Loan Agreement) signatory to this Amendment.

                                    RECITALS

      Whereas, the Lenders, the Agent, the Syndication Agent, the
Co-Documentation Agents, the Borrowers and the other Obligated Parties entered into that certain Amended and Restated Loan Agreement, dated as of February 11, 2005 (as amended, restated, renewed, extended, replaced, supplemented, substituted or otherwise modified from time to time, the "Loan Agreement"); and

      Whereas, the Agent and the Obligated Parties entered into that certain Amended and Restated Security Agreement, dated as of February 11, 2005 (as amended, restated, renewed, extended, replaced, supplemented, substituted or otherwise modified from time to time, the "Security Agreement"); and

      Whereas, the Lenders, the Agent, the Borrowers and the other Obligated Parties have agreed to modify the terms of the Loan Agreement, Security Agreement and the other Loan Documents as set forth in this Amendment.

      Now, therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

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      1. DEFINITIONS. Terms used in this Amendment which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

      2. MODIFICATIONS TO LOAN AGREEMENT. The Loan Agreement is hereby modified as follows:

            (a) Section 1.01 of the Loan Agreement is hereby amended as follows:

            (i) The definition of "Equity Issuance" is hereby amended and restated in its entirety as follows:

                  ""Equity Issuance" shall mean the issuance by any Obligated
            Party or any Subsidiary of any Equity Interests of any Obligated Party or any Subsidiary, as applicable, or the receipt by any Obligated Party or any Subsidiary of any capital contribution, in each case, after the Closing Date, other than (a) any such issuance of Equity Interests to, or receipt of any such capital contribution from, any Obligated Party or a Subsidiary, (b) any issuance of Equity Interests by any Foreign Subsidiary to existing stockholders of such Foreign Subsidiary as a result of a capital call by such Foreign Subsidiary, (c) any issuance of "Management Incentive New Shares" pursuant to the "Stock Option Plan" (as defined in the Plan of Reorganization, and (d) any issuance of Equity Interest by any Obligated Party or a Subsidiary to the management, officers, directors or employees of any Obligated Party or Subsidiary pursuant to a properly established stock incentive plan which allows for the issuance of stock options, restricted stock, performance shares and other forms of equity based compensation and any issuance of any Equity Interest by an Obligated Party or any Subsidiary, as applicable, upon the exercise of any of the foregoing rights described in this clause (d)."

            (ii) The definition of "Guarantor" is hereby amended and restated in its entirety as follows:

                  ""Guarantor" means each entity listed on Schedule 1.01, and each other entity that becomes party to a Guaranty Agreement."

            (iii) The definition of "Subsidiary" is hereby amended and restated in its entirety as follows:

                  ""Subsidiary" means any subsidiary of any Obligated Party, other than the Obligated Parties themselves."

            (b) Section 6.01(f) of the Loan Agreement is hereby amended and restated in its entirety as follows:

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                  "(f) Indebtedness in respect of secured purchase money
            financing (including Capital Lease Obligations other than Capital Lease Obligations in respect of chartered barges and towboats) in an aggregate amount not to exceed $5,000,000, to the extent permitted by Section 6.02(a) hereof;"

            (c) Section 6.04(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(b) Neither the Obligated Parties nor any Subsidiary shall engage in any Asset Sale otherwise permitted under paragraph (a) above unless (i) such Asset Sale is for consideration at least 85% of which is cash, (ii) such consideration is at least equal to the fair market value (as determined in good faith by the applicable Obligated Party's board of directors or analogous body) of the assets being sold, transferred, leased or disposed of, and (iii) the fair market value (as determined in good faith by the applicable Obligated Party's board of directors or analogous body) of all assets sold, transferred, leased or disposed of pursuant to this paragraph (b) shall not exceed (A) $50,000,000 in the aggregate or
            (B) $10,000,000 in any fiscal year; provided, that the provisions of this Section 6.04(b) shall not apply to Asset Sales permitted by clauses (A) and (B) of Section 6.04(a)(iii) and the limitations set forth in Section 6.04(b)(iii) shall not apply to the sale by any Obligated Party of its Equity Interests in any non-Domestic Subsidiaries or any Asset Sales by any non-Domestic Subsidiary."

            (d) Section 6.05(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(a) Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any of its Equity Interest or set aside any amount for any such purpose; provided, however, that from and after the earlier of (x) the date of consummation of an initial public offering of the Equity Interests of any Obligated Party or (y) the first Anniversary Date, any Borrower or Guarantor may declare and pay dividends or make other distributions ratably to its shareholders provided that as of the date that any such dividend or distribution is declared and paid (i) no Default or Event of Default exists or is continuing or would exist after giving effect to any such dividend or distribution, (ii) Agent and Lenders have received the financial statements required to be delivered under
            Section 5.04(a) (the "Audited Financial Statements") for the immediately preceding

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            fiscal year, and (iii) for the thirty (30) consecutive day period immediately prior to such date and after giving effect to any such dividend or distribution, Borrowers have Unused Availability of not less than (A) if such dividend or distribution occurs prior to the second Anniversary Date, $75,000,000; and (B) if such dividend or distribution Occurs on or after the second Anniversary Date, $50,000,000. In addition to and not in limitation of the foregoing, so long as no Default or Event of Default exists and is continuing, in the event that Non-U.S. Persons (as defined below) acquire
            Equity Interests in any Obligated Party equal to or in excess of twenty-five (25%) percent, in the aggregate, of such Obligated Party's issued and outstanding Equity Interests, such Obligated Party shall be permitted to repurchase all or some of the shares acquired in the most recent trade(s) by Non-U.S. Persons until such time as, after giving effect to such repurchase, such Non-U.S. Persons' Equity Interests in such Obligated Party is between 24% and 25%, in the aggregate, of the Equity Interests of such Obligated Party. As used herein, "Non-U.S. Persons" shall mean any Person that is not a "United States person" as defined under Section 770l(a)(30) of the Code."

            (e) Section 7.01(m) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(m) [Intentionally omitted]; or"

      3. MODIFICATIONS TO SECURITY AGREEMENT. The Security Agreement is hereby modified as follows:

            (a) Section 4.04(b) of the Security Agreement is hereby amended and restated in its entirety as follows:

                  "(b) The Grantors shall use commercially reasonable efforts to cause to be delivered to Collateral Agent, on or before the one hundred eightieth (180th) day following the Closing Date, with respect to each facility at which Collateral is located which is leased by the Grantors, landlord lien waivers in form and substance reasonably satisfactory to Collateral Agent."

            (b) The fourth sentence of Section 4.13(a) of the Security Agreement is hereby amended and restated in its entirety as follows:

                  "Within one hundred fifty (150) days from the date hereof,
            Grantors shall establish a lock-box service for collections of Accounts at a Clearing Bank acceptable to Collateral Agent and subject to a Deposit Account Control Agreement and other documentation acceptable to Collateral Agent."

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

      4. VENEZUELA DIVESTITURE. Notwithstanding anything to the contrary contained in the Loan Agreement or any other Loan Document, the Obligated Parties may sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) the Equity Interests, assets or business operations of ACBL de Venezuela C.A. (a "Venezuela Divestiture"); provided, that (a) as of the date of such Venezuela Divestiture, no Default or Event of Default exists or is continuing or would exist after giving effect to any such Venezuela Divestiture and (b) the terms and conditions of any such Venezuela Divestiture are reasonably acceptable to Agent.

      5. ACKNOWLEDGMENTS. Each Obligated Party acknowledges and represents that:

            (a) after giving effect to this Amendment, no Default or Event of Default under the Loan Documents has occurred;

            (b) no default by the Lenders or the Agent in the performance of their respective duties under the Loan Agreement, the Security Agreement or the other Loan Documents has occurred;

            (c) after giving effect to this Amendment, all representations and warranties contained herein and in the Loan Documents are true and correct as of this date;

            (d) all necessary actions and proceedings required by the Loan Agreement in connection with this Amendment, applicable law or regulation and the transactions contemplated thereby have been duly and validly taken in accordance with the terms thereof, and all required consents thereto under any agreement, document or instrument to which the Obligated Parties are a party, and all applicable consents or approvals of governmental authorities, have been obtained; and

            (e) this Amendment is a modification of an existing obligation and is not a novation.

      6. CONTINUED EFFECTIVENESS OF LOAN DOCUMENTS. Each of the Obligated Parties hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect without any defense, claim, counterclaim, right or claim of set-off and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Agent, or to grant to Agent a security interest in or lien on, any collateral as security for the Obligations of the Obligated Parties from time to time existing in respect of the Loan Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.

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

      7. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

            (a) After giving effect to this Amendment, the representations and warranties contained in this Amendment and in Article III of the Loan Agreement and each other Loan Document shall be correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; after giving effect to this Amendment, no Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

            (b) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrowers, the Guarantors and the Agent on behalf of the Majority Lenders

      8. MISCELLANEOUS.

            (a) The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without reference to the conflicts of law principles thereof.

            (b) This Amendment and the Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Amendment, and no waiver of anyone or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. This Amendment shall constitute a Loan Document for all purposes of the Loan Agreement and the other Loan Documents.

            (c) The illegality, unenforceability or inconsistency of any provision of this Amendment shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Amendment or the Loan Documents.

            (d) This Amendment and the Loan Documents are intended to be consistent However, in the event of any inconsistencies among this Amendment and any of the Loan Documents, the terms of this Amendment, then the Loan Agreement, shall control.

            (e) At Agent's request, the Obligated Parties shall execute and deliver such additional documents and take such additional actions as Agent reasonably requests to effectuate the provisions and purposes of this Amendment and to protect and/or maintain perfection of Agent's and Lenders' security interests in and liens upon the Collateral.

            (f) This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

            (g) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original,

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

but all such counterparts shall together constitute one and the same agreement.

                            [SIGNATURE PAGES FOLLOW]

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

      IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.

                        BORROWERS:

                        AMERICAN COMMERCIAL BARGE LINE
                        LLC AMERICAN COMMERCIAL LINES LLC
                        AMERICAN COMMERCIAL TERMINALS
                        LLC HOUSTON FLEET LLC
                        LOUISIANA DOCK COMPANY LLC
                        JEFFBOAT LLC

                        By: /s/ Christopher A. Black
                            -----------------------------
                        Printed: Christopher A. Black
                        Title: Senior Vice President and Chief Financial Officer

                        GUARANTORS:

                        ACBL LIQUID SALES LLC
                        ACL FINANCE CORP.
                        AMERICAN BARGE LINE COMPANY
                        AMERICAN COMMERCIAL LINES INC.
                        AMERICAN COMMERCIAL LINES INTERNATIONAL LLC
                        AMERICAN COMMERCIAL LOGISTICS LLC
                        AMERICAN COMMERCIAL TERMINALS-MEMPHIS LLC
                        COMMERCIAL BARGE LINE COMPANY
                        LEMONT HARBOR & FLEETING SERVICES LLC
                        ORINOCO TASA LLC
                        ORINOCO TASV LLC

                        By: /s/ Christopher A. Black
                            ----------------------------
                        Printed: Christopher A. Black
                        Title: Senior Vice President and Chief Financial Officer

                       [SIGNATURES CONTINUED ON NEXT PAGE]

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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                        ADMINISTRATIVE AGENT AND COLLATERAL AGENT

                        BANK OF AMERICA, N.A., ON BEHALF OF THE MAJORITY LENDERS

                        By: /s/ Robert Anchundia
                            ----------------------
                        Printed: Robert Anchundia
                        Title: Vice President

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